SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 26, 2003

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)
(908) 298-4000
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

Moody's Investors Services issued a press release August 26, 2003 titled "Moody's Places Ratings Of Schering-Plough Corporation (P)A1 Long Term; Prime-1 Short Term) Under Review For Possible Downgrade." The press release is attached to this 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this 8-K:

99.1 Press Release issued by Moody's Investors Services August 26, 2003 titled "Moody's Places Ratings Of Schering-Plough Corporation (P)A1 Long Term; Prime-1 Short Term) Under Review for Possible Downgrade"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/Thomas H. Kelly

Thomas H. Kelly

Vice President and Controller

Date: August 26, 2003

Exhibit Index

The following exhibit is filed with this 8-K:

99.1 Press Release issued by Moody's Investors Service August 26, 2003 titled "Moody's Places Ratings Of Schering-Plough Corporation (P)A1 Long Term; Prime-1 Short Term) Under Review for Possible Downgrade"